SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is entered into as of August 27, 2002, by and between MIRAVANT MEDICAL TECHNOLOGIES, a Delaware corporation (the "Company"), with headquarters located at 336 Bollay Drive, Santa Barbara, California 93117, and the purchasers (collectively, the "Purchasers" and each a "Purchaser") set forth on Schedule 1 hereof, with regard to the following:

                                    RECITALS

     A. The Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     B. The Purchasers desire to (a) purchase, upon the terms and conditions stated in this Agreement, shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") and (b) to purchase, upon the terms and conditions stated in this Agreement, the Stock Purchase Warrants (the "Warrants"), in the form attached hereto as Exhibit A, to acquire shares of Common Stock. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as "Warrant Shares". The shares of Common Stock issued to the Purchasers hereunder (exclusive of the Warrant Shares) are referred to herein as the "Common Shares". The Common Shares, the Warrants, and the Warrant Shares are collectively referred to herein as the "Securities".

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchasers hereby agree as follows:





                                    ARTICLE I
                 PURCHASE AND SALE OF COMMON STOCK AND WARRANTS

     1.1 Purchase of Common Stock and Warrants. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Common Shares and Warrants shall be consummated in a "Closing." The purchase price (the "Purchase Price") shall be FIFTY CENTS ($0.50) per Unit. Each Unit will purchase one (1) share of Common Stock, and a one-half (1/2) Warrant for the purchase of one-half (1/2) a share of Common Stock at an exercise price of FIFTY CENTS ($0.50) for one (1) full Warrant share, with a term of five (5) years. The negotiated price per Unit of FIFTY CENTS ($0.50) represents the ten (10) day closing stock price average prior to August 27, 2002, and includes consideration for the Warrant portion of a Unit. Each Purchaser agrees to purchase the amounts set forth on Schedule 1 hereof. On the date of the Closing, subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, the number of shares of Common Stock set forth on the signature page executed by such Purchaser. Each
Purchaser's obligation to purchase Common Shares and Warrants hereunder is distinct and separate from each other Purchaser's obligation to purchase, and no Purchaser shall be required to purchase hereunder more than the number of Common Shares and Warrants set forth on such Purchaser's signature page. The obligations of the Company with respect to each Purchaser shall be separate from the obligations of each other Purchaser and shall not be conditioned as to any Purchaser upon the performance of obligations of any other Purchaser.

     1.2 Form of Payment. Each Purchaser shall pay the aggregate Purchase Price for the Common Shares and Warrants being purchased by such Purchaser by wire transfer to the account designated by the Company.

     1.3 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII below, the date and time of the issuance, sale and purchase of the Common Shares and Warrants pursuant to this Agreement shall be at 10:00 a.m. California time, on August 28, 2002.

                                   ARTICLE II
                         PURCHASER'S REPRESENTATIONS AND
                                   WARRANTIES

     Each Purchaser represents and warrants as of the date hereof and as of the Closing, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser (and no Purchaser shall be deemed to make or have any liability for any representation or warranty made by any other Purchaser), to the Company as set forth in this Article II. No Purchaser makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by a Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     2.1 Investment Purpose. Purchaser is purchasing the Common Shares and the Warrants for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof. Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer its Common Shares or Warrants or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement.

     2.2 Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

     2.3 Reliance on Exemptions. Purchaser understands that the Common Shares and Warrants are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Common Shares and Warrants.

     2.4 Information. Purchaser or its counsel have made available all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by Purchaser, including without limitation the Company's Annual Report on Form 10-K and Form 10-K/A for the Year ended December 31, 2001, Quarterly Reports on Form 10-Q for the periods ended March 31, 2002 and June 30, 2002 and filed with the SEC (such documents collectively, the "SEC Documents"). Purchaser has been afforded the opportunity to ask questions of the Company, was permitted to meet with the Company's officers and has received what the Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representations shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Article III. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk, including without limitation the risks and uncertainties disclosed in the SEC Documents. Purchaser acknowledges the disclosures presented under the caption "Risk Factors" in the Company's Form 10-Q filed on August 14, 2002, and the incorporation of those disclosures by reference herein.

     2.5 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     2.6 Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder in order for such resale to be allowed, (iii) the Company is under no obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement) and (iv) the Company has agreed to register the shares of Common Stock as provided in the Registration Rights Agreement.

     2.7 Legends. Purchaser understands that, subject to Article V hereof, the certificates for the Warrants and, until such time as the Common Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in Article V hereof), the certificates for the Common Shares and Warrant Shares and the Warrants will bear a restrictive legend (the "Legend") in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     2.8 Authorization: Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their respective terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application.

     2.9 Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereto executed by Purchaser.

     2.10 Unrelated Entities. Each Purchaser represents that it is unrelated to any of the other Purchasers.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each Purchaser as of the date hereof and as of the Closing that:

     3.1 Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or on the transactions contemplated hereby.

     3.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue, sell and perform its obligations with respect to the Common Shares and Warrants in accordance with the terms hereof and thereof and the terms of the Common Shares and Warrants, and to issue Warrant Shares in accordance with the terms and conditions of the Warrants; (b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares and the Warrants, and the issuance and reservation for issuance of the Warrant Shares) have been duly authorized by all necessary corporate action and, except as set forth on Schedule 3.2 hereof, no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby; (c) this Agreement, the Registration Rights Agreement, certificates for the Common Shares, and the Warrants have been duly executed and delivered by the Company; and (d) this Agreement, the Registration Rights Agreement, the Common Shares, and the
Warrants constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws.

     3.3 Capitalization. The capitalization of the Company as of June 30, 2002, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Warrants) exercisable for, or convertible into or exchangeable for, any shares of Common Stock and the number of shares to be reserved for issuance upon exercise of the Warrants is set forth on Schedule
3.3 hereof. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Common Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in
Schedule 3.3 hereof, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) issuance of the Securities will not trigger antidilution rights for any other outstanding or authorized securities of the Company, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), and the Company's By-laws as in effect on the date hereof (the "Bylaws"). The Company has set forth on Schedule 3.3 hereof all instruments and agreements (other than the Certificate of Incorporation and Bylaws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser).

     3.4 Issuance of Shares. The Common Shares and Warrant Shares are duly authorized and reserved for issuance, and, in the case of the Warrants, upon the exercise of the Warrants in accordance with the terms thereof, as applicable, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances imposed or suffered by the Company and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Common Shares and Warrants are duly authorized and validly issued, fully paid and nonassessable, and free from all liens, claims and encumbrances imposed or suffered by the Company and are not and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

     3.5 No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Common Shares, Warrants, and Warrant Shares) do not and will not (a) result in a violation of the Certificate of Incorporation or Bylaws or (b) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected (except for such possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or other organizational documents, and neither the Company nor any of its subsidiaries, is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as set forth on Schedule 3.5 hereof, or except (A) such as may be required under the Securities Act in connection with the performance of the Company's obligations under the Registration Rights Agreement, (B) filing of a Form D with the SEC, and (C) compliance with the state securities or Blue Sky laws of applicable jurisdictions, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof.

     3.6 SEC Documents. Except as disclosed in Schedule 3.6 hereof, since December 31, 2001, the Company has timely filed the SEC Documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has made available to each Purchaser true and complete copies of the SEC Documents, except for exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents which is required to be updated or amended under applicable law has not been so updated or amended. The consolidated financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such consolidated financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in a manner clearly evident to a sophisticated institutional investor in the consolidated financial statements or the notes thereto of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business consistent with past practice and not required under generally accepted accounting principles to be reflected in such financial statements. To the extent required by the rules of the SEC applicable thereto, the SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). Except as set forth in
Schedule 3.6, none of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, would become a default by the Company or its subsidiaries thereunder which would have a Material Adverse Effect. The Company has not provided to any Purchaser any material non-public information or any other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed.

     3.7 Absence of Certain Changes. Since June 30, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3.7 or clearly evident to a sophisticated institutional investor from the SEC Documents.

     3.8 Absence of Litigation. Except as disclosed in Schedule 3.8 or as clearly evident to a sophisticated institutional investor from the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

     3.9 Disclosure. No information relating to or concerning the Company set forth in this Agreement contains an untrue statement of a material fact. No information relating to or concerning the Company set forth in any of the SEC Documents contains a statement of material fact that was untrue as of the date such SEC Document was filed with the SEC. The Company has not omitted to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement, no material fact (within the meaning of the federal securities laws of the United States and of applicable state securities laws) exists with respect to the Company which has not been publicly disclosed.

     3.10 Acknowledgment Regarding Purchaser's Purchase of the Securities. The Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between each Purchaser and the Company, are "arms-length," and that any statement made by Purchaser (except as set forth in Article II), or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and has not been relied upon as such in any way by the Company, its officers or directors. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely on an independent evaluation by the Company and its representatives.

     3.11 S-3 Registration. The Company is not currently eligible to register the resale by Purchaser of the Warrant Shares and to register the Common Shares on a registration statement on Form S-3 under the Securities Act because the Company's shares of Common Stock must be listed on a national exchange or Nasdaq. However, the Company will use its commercially reasonable best efforts to become eligible to register the Common Shares on a Form S-3 after the Closing.

     3.12 No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

     3.13  No  Integrated  Offering.   Neither  the  Company,  nor  any  of  its
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from the registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser.

     3.14 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby.

     3.15 Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K and related amended 10-K/A for its most recently ended fiscal year. Neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect.

     3.16 Key Employees. No Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best of the knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries. "Key Employee" means each of Gary S. Kledzik, Chairman of the Board and Chief Executive Officer, and David E. Mai, President.

     3.17 Rights Plan. The Company has in effect a shareholders rights plan which is a plan similar in nature of a "poison pill." However, the Company's shareholder rights plan will not be triggered by the transactions contemplated herein assuming there are no additional shares issued pursuant to Section 4.5 below.

                                   ARTICLE IV
                                    COVENANTS

     4.1 Best Efforts. The parties shall use their best efforts to timely satisfy each of the conditions described in Articles VI and VII of this Agreement.


     4.2 Securities Laws. The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser within fifteen (15) days after the date of Closing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within ten (10) business days following the date of Closing. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to each Purchaser under applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to each Purchaser on or prior to the date of the Closing.

     4.3 Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     4.4 Right of First Offer. From the date hereof until the day following the one-year anniversary of the date of the Closing, the Company shall not issue or sell, or agree to issue or sell any equity securities of the Company or any of its subsidiaries (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company or any of its subsidiaries) with an aggregate value of less than ONE MILLION DOLLARS ($1,000,000) ("Future Offerings") unless the Company shall have first delivered to each Purchaser at least ten (10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Purchaser and its affiliates an option during the ten (10) business day period following delivery of such notice to purchase up to the full amount of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering on a pro-rata basis to the Purchasers purchases hereunder (the "Right of First Offer"). The foregoing Right of First Offer shall not apply to any transaction involving issuances of securities in connection with a merger, consolidation, joint venture, asset acquisition, license agreement, strategic alliance, grant or exercise of options to or by employees, consultants or directors. In addition, the Right of First Offer also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, the grant of additional options or warrants, or the issuance of additional securities, under any employee, director or consulting stock option, stock purchase or restricted stock plan of Company or any firm commitment underwritten public offering. This
Section 4.4 shall not limit the Company's obligations under Section 4.3 above.

     4.5 Anti-Dilution Upon Subsequent Offering. In the event that upon the next subsequent financing transaction (the "Subsequent Financing") pursuant to which the Company offers Additional Securities, as hereinafter defined, yielding gross cash proceeds in an amount of greater than ONE MILLION DOLLARS ($1,000,000), the Company issues or sells such Additional Securities for a purchase price per share of less than the purchase price per Common Share provided for herein, each Purchaser shall be issued additional Common Shares equal to the number of Common Shares that such Purchaser would have purchased if the purchase price per Common Share purchased pursuant to this Agreement had been the same as the purchase price per share of the Additional Securities issued pursuant to the Subsequent Financing, reduced by the number of Common Shares issued to the Purchaser pursuant to this Agreement. Additional Securities shall mean shares of the Company's Common Stock or securities convertible or exchangeable into the Company's Common Stock. The exercise price for Warrants issued pursuant to this Agreement will be adjusted for such offering of Additional Securities as provided in the Warrant. The Purchasers shall not be entitled to further anti-dilution adjustments other than in connection with the Subsequent Financing as provided herein and as provided in the Warrant.


     4.6 Information. The Company agrees to make available the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Securities in transactions in which the transferee is (unless such transferee is an affiliate of the Company) not subject to securities law resale restrictions:
(a) within three (3) business days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within one (1) business day after release, copies of all press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to any Purchaser any information with respect to the Company, its properties, or its business or Purchaser's investment as such Purchaser may reasonably request; provided, however, that the Company shall not be required to give any Purchaser any material nonpublic information. If any information requested by a Purchaser from the Company contains material nonpublic information, the Company shall inform the Purchaser in writing that the information requested contains material nonpublic information and shall in no event provide such information to Purchaser without the express written consent of such Purchaser after being so informed.

     4.7 Prospectus Delivery Requirement. Each Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by such Purchaser of the Common Stock being sold, and each Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.8 Corporate Existence. So long as any Purchaser beneficially owns any Warrants or Common Stock, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith.

     4.9 Hedging Transactions. No Purchaser has an existing short position with respect to the Common Shares. Each Purchaser agrees not to, directly or indirectly, enter into any short sales with respect to the Common Shares prior to the date on which such Purchaser is entitled to sell, transfer the number of shares of Common Stock as to which such Purchaser proposes to establish a short position. This Section 4.9 shall not prohibit Purchaser from at any time entering into options contracts with respect to the Common Shares, including puts and calls including delivering Common Stock in satisfaction of any exercised options.

     4.10 Use of Proceeds. The Company will use the proceeds of the sale of the Securities for working capital or such other purposes as management or the Company's Board of Directors shall determine or is required as repayment of debt under the terms of the Contract Modification and Termination Agreement dated March 5, 2002 entered into with Pharmacia Corporation.

                                    ARTICLE V
           LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

     5.1 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if, after one (1) year, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements or (c) such Security can be sold pursuant to Rule 144 and the holder provides the Company with reasonable assurances that the Security can be so sold without restriction or (d) such Security can be sold pursuant to Rule 144(k). Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and to deliver a prospectus in connection with such sale, or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and the Security is to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause
(b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

     5.2 Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Common Shares and for the Warrant Shares in such amounts determined in accordance with the terms of the Warrants. Such certificates shall bear the Legend only to the extent provided by Section 5.1 above. The Company covenants that no instruction other than such instructions referred to in this
Article V, and stop transfer instructions to give effect to Section 2.6 hereof in the case of the Common Shares and Warrant Shares prior to registration of the Common Shares and Warrant Shares under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in
Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if, after one (1) year, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities to an affiliate which is an accredited investor (within the meaning of Regulation D under the Securities
Act) and which delivers to the Company in written form the same representations, warranties and covenants made by Purchaser hereunder or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Common Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     6.1 Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Common Shares and Warrants to a Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (i) Such Purchaser shall have executed and delivered the signature page to this Agreement and the Registration Rights Agreement;

     (ii) Such Purchaser shall have wired its Purchase Price to the account designated by the Company.

     (iii)The representations and warranties of such Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing.

     (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                   ARTICLE VII
              CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

     7.1 The obligation of each Purchaser hereunder to purchase the Common Shares and Warrants to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

     (i) The Company shall have executed and delivered the signature page to this Agreement and the Registration Rights Agreement.

     (ii) The Company shall have delivered to the Purchaser's counsel duly issued certificates for the Common Shares being so purchased by Purchaser and Warrants being issued to such Purchaser at the Closing.

     (iii)The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect.

     (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (v)  Purchaser shall have received the officer's  certificate  described in
          Section 3.3, dated as of the Closing.

     (vi) Purchaser shall have received the legal opinion from the Company's counsel in the form attached hereto as Exhibit C.

                                  ARTICLE VIII
                          GOVERNING LAW; MISCELLANEOUS

     8.1 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the Delaware General Corporation Law (in respect of matters of corporation law) and the laws of the State of California (in respect of all other matters) applicable to contracts made and to be performed in the State of California. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with Section 8.6 shall be deemed in every respect effective service of process upon the Company or such Purchaser in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The parties hereto irrevocably waive any right to a trial by jury under applicable law.

     8.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties as soon as practicable thereafter.

     8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.5 Entire Agreement: Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the maters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

     8.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  if to the Company:
                  ------------------
                  Miravant Medical Technologies
                  336 Bollay Drive
                  Santa Barbara, CA 93117
                  Attention: Gary S. Kledzik
                  Facsimile: (805) 685-7981

                  with copy to:
                  Sheppard Mullin Richter & Hampton, LLP
                  800 Anacapa Street
                  Santa Barbara, CA 93101
                  Attention:  Joseph E. Nida, Esq.
                  Facsimile: (805) 568-1955





                  If to Gorumna, Ltd. (BVI):
                  --------------------------
                  c/o A.J. Widerkehr
                  Bahnhoftrasse 44/PO Box 6040
                  CH-8023, Zurich Switzerland
                  Attention:  A.J. Widerkehr
                  Facsimile:   011-41-1-215-1212

                  with a copy to:
                  ---------------
                  Robert T. Tucker, Esq.
                  61 Purchase Street, Suite 2
                  Rye, NY  10580
                  Facsimile:  (914) 967-8161

                  If to Pleyel Holdings, Limited (BVI):
                  -------------------------------------
                  c/o Nomina Financial Services, Ltd.
                  Waldmannstrasse 8/PO Box 319
                  CH-8024, Zurich, Switzerland
                  Facsimile:   011-41-1-267-4089

                  with a copy to:
                  ---------------
                  Robert T. Tucker, Esq.
                  61 Purchase Street, Suite 2
                  Rye, NY  10580
                  Facsimile:  (914) 967-8161

                  If to Big Cat Capital, Limited (BVI):
                  -------------------------------------
                  c/o Nomina Financial Services, Ltd.
                  Waldmannstrasse 8/PO Box 319
                  CH-8024, Zurich, Switzerland
                  Facsimile:   011-41-1-267-4089

                  with a copy to:
                  ---------------
                  Robert T. Tucker, Esq.
                  61 Purchase Street, Suite 2
                  Rye, NY  10580
                  Facsimile:  (914) 967-8161

                  If to Acacias Financial, Limited (BVI):
                  ---------------------------------------
                  c/o Nomina Financial Services, Ltd.
                  Waldmannstrasse 8/PO Box 319
                  CH-8024, Zurich, Switzerland
                  Facsimile:   011-41-1-267-4089


                  with a copy to:
                  ---------------
                  Robert T. Tucker, Esq.
                  61 Purchase Street, Suite 2
                  Rye, NY  10580
                  Facsimile:  (914) 967-8161

                  If to Alert Investments, Limited (BVI):
                  c/o A.J. Widerkehr
                  Bahnhoftrasse 44/PO Box 6040
                  CH-8023, Zurich Switzerland
                  Facsimile:   011-41-1-215-1212

                  with a copy to:
                  ---------------
                  Robert T. Tucker, Esq.
                  61 Purchase Street, Suite 2
                  Rye, NY  10580
                  Facsimile:  (914) 967-8161

                  If to Camelford Holdings, Limited (BVI):
                  ----------------------------------------
                  c/o Nomina Financial Services, Ltd.
                  Waldmannstrasse 8/PO Box 319
                  CH-8024, Zurich, Switzerland
                  Facsimile:   011-41-1-267-4089

                  with a copy to:
                  ---------------
                  Robert T. Tucker, Esq.
                  61 Purchase Street, Suite 2
                  Rye, NY  10580
                  Facsimile:  (914) 967-8161

                  If to Danube Financial, Limited (BVI):
                  --------------------------------------
                  c/o Nomina Financial Services, Ltd.
                  Waldmannstrasse 8/PO Box 319
                  CH-8024, Zurich, Switzerland
                  Facsimile:   011-41-1-267-4089

                  with a copy to:
                  ---------------
                  Robert T. Tucker, Esq.
                  61 Purchase Street, Suite 2
                  Rye, NY  10580
                  Facsimile:  (914) 967-8161



                  If to Delice Financial, Limited (BVI):
                  --------------------------------------
                  c/o Nomina Financial Services, Ltd.
                  Waldmannstrasse 8/PO Box 319
                  CH-8024, Zurich, Switzerland
                  Facsimile:   011-41-1-267-4089

                  with a copy to:
                  ---------------
                  Robert T. Tucker, Esq.
                  61 Purchase Street, Suite 2
                  Rye, NY  10580
                  Facsimile:  (914) 967-8161

                  If to Iris Financial, Limited (BVI):
                  ------------------------------------
                  c/o Nomina Financial Services, Ltd.
                  Waldmannstrasse 8/PO Box 319
                  CH-8024, Zurich, Switzerland
                  Facsimile:   011-41-1-267-4089

                  with a copy to:
                  ---------------
                  Robert T. Tucker, Esq.
                  61 Purchase Street, Suite 2
                  Rye, NY  10580
                  Facsimile:  (914) 967-8161

                  If to Pearl Waves, Inc. (BVI):
                  c/o A.J. Widerkehr
                  Bahnhoftrasse 44/PO Box 6040
                  CH-8023, Zurich Switzerland
                  Facsimile:   011-41-1-215-1212

                  with a copy to:
                  ---------------
                  Robert T. Tucker, Esq.
                  61 Purchase Street, Suite 2
                  Rye, NY  10580
                  Facsimile:  (914) 967-8161

If to any other Purchaser, to such address set forth under such Purchaser's name on the signature page hereto executed by such Purchaser. Each party shall provide notice to the other parties of any change in address.

     8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.
Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision shall not limit each Purchaser's right to transfer the Securities pursuant to the terms of this Agreement or to assign such Purchaser's rights hereunder to any such transferee. In that regard, if Purchaser sells all or part of its Common Shares to someone that acquires the shares subject to restrictions on transferability (other than restrictions, if any, arising out of the transferee's status as an affiliate of the Company), Purchaser shall be permitted to assign its rights hereunder, in whole or in part, to such transferee.

     8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     8.9 Survival. The representations and warranties of the Company and the agreements and covenants shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. The Company agrees to indemnify and hold harmless each Purchaser and each of each Purchaser's officers, directors, employees, partners, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred. The representations and warranties of the Purchasers shall survive the Closing hereunder and each Purchaser shall indemnify and hold harmless the Company and each of its officers, directors, employees, partners, agents and affiliates for any loss or damage arising as a result of the breach of such Purchaser's representations and warranties.

     8.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     8.11 Expenses. The Company will reimburse the Purchasers collectively for up to TWELVE THOUSAND FIVE HUNDRED DOLLARS ($12,500) for actual documented legal expenses, consulting expenses, due diligence expenses and travel expenses.

     8.12 Remedies. No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a material breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

     8.13 Final Agreement. This Agreement, when executed by the parties hereto, shall constitute the final agreement between the parties and upon such execution Purchasers and the Company accept the terms hereof and have no cause of action against each other for prior negotiations preceding the execution of this Agreement.

     8.14 Facsmile Signatures/Counterparts. The Closing of this transaction will occur through the exchange of signature pages by facsimile and fully executed copies shall be subsequently exchanged.

         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

MIRAVANT MEDICAL TECHNOLOGIES:

By:   /s/ Gary S. Kledzik
-------------------------
Name:    Gary S. Kledzik
Title:   Chief Executive Officer


PURCHASERS:

GORUMNA, LTD. (BVI)

By:      /s/ Robert T. Tucker
-----------------------------
         Name:    Robert T. Tucker
         Title:    Attorney-in-Fact

         Aggregate Number of Common Shares:  500,000
         Number of Warrants:  250,000

PLEYEL HOLDINGS, LIMITED

By:      /s/ Robert T. Tucker
-----------------------------
         Name:    Robert T. Tucker
         Title:    Attorney-in-Fact

         Aggregate Number of Common Shares:   500,000
         Number of Warrants:  250,000

BIG CAT CAPITAL, LIMITED  (BVI)

By:      /s/ Robert T. Tucker
-----------------------------
         Name:    Robert T. Tucker
         Title:    Attorney-in-Fact

         Aggregate Number of Common Shares:  500,000
         Number of Warrants:  250,000

PURCHASERS (continued):

ACACIAS FINANCIAL, LIMITED  (BVI)

By:      /s/ Robert T. Tucker
-----------------------------
         Name:    Robert T. Tucker
         Title:    Attorney-in-Fact

         Aggregate Number of Common Shares:  500,000
         Number of Warrants:  250,000

ALERT INVESTMENTS, LIMITED  (BVI)

By:      /s/ Robert T. Tucker
-----------------------------
         Name:    Robert T. Tucker
         Title:    Attorney-in-Fact

         Aggregate Number of Common Shares:  500,000

         Number of Warrants:  250,000

CAMELFORD HOLDINGS, LIMITED  (BVI)

By:      /s/ Robert T. Tucker
-----------------------------
         Name:    Robert T. Tucker
         Title:    Attorney-in-Fact

         Aggregate Number of Common Shares:  500,000
         Number of Warrants:  250,000

DANUBE FINANCIAL, LIMITED  (BVI)

By:      /s/ Robert T. Tucker
-----------------------------
         Name:    Robert T. Tucker
         Title:    Attorney-in-Fact

         Aggregate Number of Common Shares:  500,000
         Number of Warrants:  250,000



PURCHASERS (continued):

DELICE FINANCIAL, LIMITED  (BVI)

By:      /s/ Robert T. Tucker
-----------------------------
         Name:    Robert T. Tucker
         Title:    Attorney-in-Fact

         Aggregate Number of Common Shares:  500,000
         Number of Warrants:  250,000

IRIS FINANCIAL, LIMITED  (BVI)

By:      /s/ Robert T. Tucker
-----------------------------
         Name:    Robert T. Tucker
         Title:    Attorney-in-Fact

         Aggregate Number of Common Shares:  500,000
         Number of Warrants:  250,000

PEARL WAVES, INC.  (BVI)

By:      /s/ Robert T. Tucker
-----------------------------
         Name:    Robert T. Tucker
         Title:    Attorney-in-Fact

         Aggregate Number of Common Shares:  500,000
         Number of Warrants:  250,000

                                    Exhibit A
                                       To
                          Securities Purchase Agreement


                             STOCK PURCHASE WARRANT

                                    Exhibit B
                                       To
                          Securities Purchase Agreement


                          REGISTRATION RIGHTS AGREEMENT

                                    Exhibit C
                                       to
                          Securities Purchase Agreement

                       LEGAL OPINION OF COMPANY'S COUNSEL

                                List of Schedules
                                       to
                          Securities Purchase Agreement

Schedule 1        -        List of Investors

Schedule 3.2      -        Authorization; Enforcement

Schedule 3.3      -        Capitalization

Schedule 3.5      -        Conflicts

Schedule 3.6      -        SEC Documents

Schedule 3.7      -        Absence of Certain Changes

Schedule 3.8      -        Litigation

                                   SCHEDULE 1
                        TO SECURITIES PURCHASE AGREEMENT

                                LIST OF INVESTORS

Investor                            Shares of Common Stock    Warrant Shares

Gorumna, Ltd.  (BVI)                        500,000           250,000

Pleyel Holdings, Limited  (BVI)             500,000           250,000

Big Cat Capital, Limited  (BVI)             500,000           250,000

Acacias Financial, Limited  (BVI)           500,000           250,000

Alert Investments, Limited  (BVI)           500,000           250,000

Camelford Holdings, Limited  (BVI)          500,000           250,000

Danube Financial, Limited  (BVI)            500,000           250,000

Delice Financial, Limited  (BVI)            500,000           250,000

Iris Financial, Limited  (BVI)              500,000           250,000

Pearl Waves, Inc.  (BVI)                    500,000           250,000

                                  SCHEDULE 3.2
                                       TO
                          SECURITIES PURCHASE AGREEMENT


                           AUTHORIZATION; ENFORCEMENT

                                  SCHEDULE 3.3
                                       TO
                          SECURITIES PURCHASE AGREEMENT


                                 CAPITALIZATION


                                                               Number of Shares
Authorized Stock:
         Preferred Stock                                             20,000,000
         Common Stock                                                50,000,000


Outstanding:

         Preferred Stock                                              0
         Common Stock                                                18,877,818


Stock Options:
         Reserved                                                     8,000,000
         Issued ($9.99 avg exercise price)                            6,520,904
         Exercisable (vested; $15.34 avg exercise price)              3,418,808


Warrants:
         Issued ($12.99 avg exercise price)                           1,468,750


Other Convertible Instruments:
         Reserved                                                      None

                                  SCHEDULE 3.5
                                       TO
                          SECURITIES PURCHASE AGREEMENT


                                    CONFLICTS

                                  SCHEDULE 3.6
                                       TO
                          SECURITIES PURCHASE AGREEMENT


                                  SEC DOCUMENTS




|X|      Form 8-K (Clinical data press release) filed January 16, 2002
|X|      Form 8-K (Notification of delisting by Nasdaq) filed March 11, 2002
|X|      Form 8-K (Restructuring of Pharmacia Agreements) filed March 12, 2002
|X|      Form 10-K (Annual Report) filed March 31, 2002
|X|      Form S-3/A (Amended Shelf Registration) filed April 9, 2002
|X|      Def 14A (Proxy Statement) filed April 30, 2002
|X|      Form 10-Q (First Quarter Financial Statements) filed May 15, 2002
|X|      Form 10-K/A (Amended Annual Report) filed May 31, 2002
|X|      Form S-3/A (Amended Shelf Registration) filed May 31, 2002
|X|      Form 11-K (ESOP Plan Annual Financial Statements) filed June 27, 2002
|X| Form 8-K (Delisting notification by Nasdaq and move to OTC board) filed July 12, 2002
|X|      Form 10-Q (Second Quarter Financial Statements) filed August 14, 2002

                                  SCHEDULE 3.7
                                       TO
                          SECURITIES PURCHASE AGREEMENT


                           ABSENCE OF CERTAIN CHANGES

                                  SCHEDULE 3.8
                                       TO
                          SECURITIES PURCHASE AGREEMENT


                                   LITIGATION